Exhibit 99.2

FINANCIAL SUPPLEMENT
As of June 30, 2014

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2013 and December 31, 2012. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-U.S. GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-recurring items. In 2014, non-recurring items included costs associated with defending the unsolicited approach from Endurance Specialty Holdings Ltd. in the amounts of $5.3 million and $8.3 million for the three and six months ended June 30, 2014, respectively. In 2013, these non-recurring items included issue costs associated with the redemption of the 5.625% Preferred Income Equity Redemption Securities and a $9.3 million make-whole payment associated with the redemption of the $250.0 million 6.0% coupon Senior Notes due to mature on August 14, 2014.

Aspen excludes these above items from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 23 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 22.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2014	2013	Change	2014	2013	Change
Gross written premium	$779.3	$687.3	13.4%	$1,634.8	$1,460.7	11.9%
Net written premium	$686.4	$612.7	12.0%	$1,383.9	$1,209.7	14.4%
Net earned premium	$616.2	$544.0	13.3%	$1,182.7	$1,054.9	12.1%
Net income after tax	$130.8	$40.1	226.2%	$251.2	$131.9	90.4%
Operating income after tax	$102.8	$52.2	96.9%	$215.5	$137.9	56.3%
Net investment income	$46.1	$45.9	0.4%	$95.6	$94.2	1.5%
Underwriting income	$66.7	$15.7	324.8%	$140.5	$66.7	110.6%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.85	$0.38	386.8%	$3.55	$1.60	125.0%
Operating income adjusted for preference share dividend	$1.42	$0.67	111.9%	$3.00	$1.80	66.7%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.82	$0.36	405.6%	$3.48	$1.52	133.3%
Operating income adjusted for preference share dividend	$1.40	$0.63	122.2%	$2.94	$1.70	70.6%
Weighted average number of ordinary shares outstanding (in millions of shares)	65.447	66.191	(1.1)%	65.369	67.601	(3.3)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	66.700	69.291	(3.7)%	66.646	71.087	(6.2)%
Book value per ordinary share	$45.81	$39.98	14.6%	$45.81	$39.98	14.6%
Diluted book value per ordinary share	$44.84	$38.86	15.4%	$44.84	$38.86	15.4%
Ordinary shares outstanding at June 30, 2014 and June 30, 2013 (in millions of shares)	65.463	67.003	(2.3)%	65.463	67.003	(2.3)%
Diluted ordinary shares outstanding at June 30, 2014 and June 30, 2013 (in millions of shares)	66.871	68.934	(3.0)%	66.871	68.934	(3.0)%
Underwriting Ratios
Loss ratio	54.7%	61.3%		52.9%	57.1%
Policy acquisition expense ratio	17.7%	19.7%		18.7%	20.1%
General, administrative and corporate expense ratio	17.7%	16.1%		17.3%	16.5%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	16.8%	16.1%		16.6%	16.5%
Expense ratio	35.4%	35.8%		36.0%	36.6%
Expense ratio (excluding non-recurring corporate expenses)	34.5%	35.8%		35.3%	36.6%
Combined ratio	90.1%	97.1%		88.9%	93.7%
Combined ratio (excluding non-recurring corporate expenses)	89.2%	97.1%		88.1%	93.7%
Return On Equity
Average equity (1)	$2,914.9	$2,795.9		$2,854.1	$2,853.6
Return on average equity
Net income adjusted for preference share dividend	4.2%	1.1%		8.1%	4.0%
Operating income adjusted for preference share dividend	3.2%	1.6%		6.9%	4.3%
Annualized return on average equity
Net income	16.8%	4.4%		16.2%	8.0%
Operating income	12.8%	6.4%		13.8%	8.6%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
UNDERWRITING REVENUES
Gross written premiums	$779.3	$855.5	$604.4	$581.6	$687.3	$773.4
Premiums ceded	(92.9)	(158.0)	(56.4)	(39.6)	(74.6)	(176.4)
Net written premiums	686.4	697.5	548.0	542.0	612.7	597.0
Change in unearned premiums	(70.2)	(131.0)	24.6	2.3	(68.7)	(86.1)
Net earned premiums	616.2	566.5	572.6	544.3	544.0	510.9
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	337.1	288.1	331.4	290.2	333.4	268.7
Amortization of deferred policy acquisition costs	108.9	112.0	99.7	110.5	107.2	104.6
General, administrative and corporate expenses (excluding non-recurring corporate expenses)	103.5	92.6	94.9	98.9	87.7	86.6
Total underwriting expenses	549.5	492.7	526.0	499.6	528.3	459.9
Underwriting income including corporate expenses	66.7	73.8	46.6	44.7	15.7	51.0
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	46.1	49.5	47.2	45.0	45.9	48.3
Interest expense	(7.3)	(7.4)	(9.5)	(7.7)	(7.8)	(7.7)
Other income/(expense)	2.0	(0.1)	3.5	1.6	0.9	0.5
Total other operating revenue	40.8	42.0	41.2	38.9	39.0	41.1
OPERATING INCOME BEFORE TAX	107.5	115.8	87.8	83.6	54.7	92.1
Non-recurring corporate expenses	(5.3)	(3.0)	—	—	—	—
Net realized and unrealized exchange gains/(losses) (1)	9.6	3.1	(3.8)	13.3	(13.8)	(10.2)
Net realized and unrealized investment gains (2)	25.2	8.3	9.6	13.4	0.2	15.8
INCOME BEFORE TAX	137.0	124.2	93.6	110.3	41.1	97.7
Income tax expense	(6.2)	(3.8)	(3.6)	(2.9)	(1.0)	(5.9)
NET INCOME AFTER TAX	130.8	120.4	90.0	107.4	40.1	91.8
Dividends paid on ordinary shares	(13.1)	(11.7)	(11.8)	(12.2)	(11.9)	(11.9)
Dividends paid on preference shares	(9.4)	(9.5)	(9.4)	(9.5)	(8.0)	(8.6)
Dividends paid to non-controlling interest	—	—	(0.1)	—	—	—
Change in redemption value of the PIERS (3)	—	—	—	—	(7.1)	—
Proportion due to non-controlling interest	—	(0.1)	0.2	0.3	—	—
Retained income	$108.3	$99.1	$68.9	$86.0	$13.1	$71.3
Components of net income after tax
Operating income	102.8	112.7	84.4	82.0	52.2	85.7
Non-recurring corporate expenses	(5.3)	(3.0)	—	—	—	—
Net realized and unrealized exchange gains/(losses) after tax (1)	8.2	2.6	(3.8)	12.0	(12.0)	(9.5)
Net realized and unrealized investment gains/(losses) after tax (2)	25.1	8.1	9.4	13.4	(0.1)	15.6
NET INCOME AFTER TAX	$130.8	$120.4	$90.0	$107.4	$40.1	$91.8
Loss ratio	54.7%	50.9%	57.9%	53.3%	61.3%	52.6%
Policy acquisition expense ratio	17.7%	19.8%	17.4%	20.3%	19.7%	20.5%
General, administrative and corporate expense ratio	17.7%	16.9%	16.6%	18.2%	16.1%	17.0%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	16.8%	16.3%	16.6%	18.2%	16.1%	17.0%
Expense ratio	35.4%	36.7%	34.0%	38.5%	35.8%	37.5%
Expense ratio (excluding non-recurring corporate expenses)	34.5%	36.1%	34.0%	38.5%	35.8%	37.5%
Combined ratio	90.1%	87.6%	91.9%	91.8%	97.1%	90.1%
Combined ratio (excluding non-recurring corporate expenses)	89.2%	87.0%	91.9%	91.8%	97.1%	90.1%
Basic earnings per share (4)	$1.85	$1.70	$1.23	$1.47	$0.38	$1.21
Diluted earnings per share (4)	$1.82	$1.66	$1.21	$1.43	$0.36	$1.15
Annualized return on average equity
Net income	16.8%	16.0%	12.0%	14.8%	4.4%	11.6%
Operating income	12.8%	14.8%	11.2%	10.8%	6.4%	10.8%
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Preferred Income Equity Redemption Securities ("PIERS").
(4) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Six Months Ended June 30,
	2014	2013	2012
UNDERWRITING REVENUES
Gross written premiums	$1,634.8	$1,460.7	$1,448.7
Premiums ceded	(250.9)	(251.0)	(233.3)
Net written premiums	1,383.9	1,209.7	1,215.4
Change in unearned premiums	(201.2)	(154.8)	(206.6)
Net earned premiums	1,182.7	1,054.9	1,008.8
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	625.2	602.1	546.1
Amortization of deferred policy acquisition costs	220.9	211.8	198.1
General, administrative and corporate expenses (excluding non-recurring corporate expenses)(1)	196.1	174.3	168.3
Total underwriting expenses	1,042.2	988.2	912.5
Underwriting income including corporate expenses	140.5	66.7	96.3
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	95.6	94.2	105.2
Interest expense	(14.7)	(15.5)	(15.4)
Other income	1.9	1.4	2.6
Total other operating revenue	82.8	80.1	92.4
OPERATING INCOME BEFORE TAX	223.3	146.8	188.7
Non-recurring corporate expenses	(8.3)	—	—
Net realized and unrealized exchange gains/(losses) (2)	12.7	(24.0)	(9.3)
Net realized and unrealized investment gains/(losses)(3)	33.5	16.0	(4.5)
INCOME BEFORE TAX	261.2	138.8	174.9
Income tax expense	(10.0)	(6.9)	(11.6)
NET INCOME AFTER TAX	251.2	131.9	163.3
Dividends paid on ordinary shares	(24.8)	(23.8)	(22.8)
Dividends paid on preference shares	(18.9)	(16.6)	(14.0)
Change in redemption value of the PIERS	—	(7.1)	—
Proportion due to non-controlling interest	(0.1)	—	0.3
Retained income	$207.4	$84.4	$126.8
Components of net income after tax
Operating income	215.5	$137.9	$176.3
Non-recurring corporate expenses	(8.3)	—	—
Net realized and unrealized exchange gains/(losses) after tax (2)	10.8	(21.5)	(7.9)
Net realized and unrealized investment gains after tax (3)	33.2	15.5	(5.1)
NET INCOME AFTER TAX	$251.2	$131.9	$163.3
Loss ratio	52.9%	57.1%	54.1%
Policy acquisition expense ratio	18.7%	20.1%	19.6%
General, administrative and corporate expense ratio (1)	17.3%	16.5%	16.7%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses) (1)	16.6%	16.5%	16.7%
Expense ratio	36.0%	36.6%	36.3%
Expense ratio (excluding non-recurring corporate expenses)	35.3%	36.6%	36.3%
Combined ratio	88.9%	93.7%	90.4%
Combined ratio (excluding non-recurring corporate expenses)	88.1%	93.7%	90.4%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Investments
Fixed income maturities	$6,297.7	$6,256.1	$6,285.3	$6,263.5	$6,046.4	$5,961.9
Equity securities	574.2	507.8	460.4	441.5	413.1	414.1
Other investments	8.7	8.7	48.0	46.1	44.9	45.0
Catastrophe bonds	30.0	18.0	5.8	—	—	—
Short-term investments	349.7	215.5	160.3	148.5	242.3	353.1
Total investments	7,260.3	7,006.1	6,959.8	6,899.6	6,746.7	6,774.1
Cash and cash equivalents	1,345.2	1,443.7	1,293.6	1,198.3	1,188.9	1,212.7
Reinsurance recoverables
Unpaid losses	360.0	352.1	332.7	442.2	472.3	479.2
Ceded unearned premiums	217.9	221.3	151.9	179.6	226.0	217.4
Receivables
Underwriting premiums	1,192.7	1,189.5	999.0	1,089.1	1,197.6	1,149.7
Other	106.4	107.8	90.3	76.3	71.8	66.0
Funds withheld	47.8	49.4	46.5	47.7	81.5	85.0
Deferred policy acquisition costs	306.4	289.6	262.2	262.1	264.4	238.5
Derivatives at fair value	1.6	6.8	7.0	5.6	2.0	2.0
Receivable for securities sold	9.1	14.8	5.2	5.9	5.8	20.7
Office properties and equipment	65.1	61.8	60.1	60.5	57.2	55.2
Income tax receivable	2.8	0.5	1.6	3.1	—	—
Other assets	1.5	1.5	2.2	13.1	20.9	17.0
Intangible assets	18.2	18.3	18.4	18.6	18.7	18.8
Total assets	$10,935.0	$10,763.2	$10,230.5	$10,301.7	$10,353.8	$10,336.3
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,795.8	$4,760.7	$4,678.9	$4,715.6	$4,734.9	$4,683.8
Unearned premiums	1,568.5	1,479.7	1,280.6	1,334.6	1,375.3	1,295.7
Total insurance reserves	6,364.3	6,240.4	5,959.5	6,050.2	6,110.2	5,979.5
Payables
Reinsurance premiums	93.5	155.1	88.2	178.4	224.8	209.7
Taxation	28.0	16.5	15.7	17.7	16.4	14.7
Accrued expenses and other payables	284.5	361.6	265.6	282.8	258.7	285.6
Liabilities under derivative contracts	5.4	0.4	2.9	2.3	9.6	8.0
Total payables	411.4	533.6	372.4	481.2	509.5	518.0
Long-term debt issued by Silverton	56.0	53.4	50.0	—	—	—
Long-term debt	549.1	549.0	549.0	499.2	499.2	499.2
Total liabilities	7,380.8	7,376.4	6,930.9	7,030.6	7,118.9	6,996.7
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	(0.2)	(0.2)	(0.3)	(0.1)	0.2	0.2
Preference shares	—	—	—	—	—	—
Additional paid-in capital	1,276.7	1,269.9	1,297.4	1,297.6	1,346.7	1,318.2
Retained earnings	1,990.7	1,882.4	1,783.3	1,714.4	1,628.4	1,615.3
Accumulated other comprehensive income, net of taxes	286.9	234.6	219.1	259.1	259.5	405.8
Total shareholders’ equity	3,554.2	3,386.8	3,299.6	3,271.1	3,234.9	3,339.6
Total liabilities and shareholders’ equity	$10,935.0	$10,763.2	$10,230.5	$10,301.7	$10,353.8	$10,336.3

Book value per ordinary share	$45.81	$43.28	$41.87	$41.33	$39.98	$43.14
Book value per diluted ordinary share	$44.84	$42.72	$40.90	$40.43	$38.86	$40.67
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.85	$0.38	$3.55	$1.60
Operating income adjusted for preference share dividend	$1.42	$0.67	$3.00	$1.80
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.82	$0.36	$3.48	$1.52
Operating income adjusted for preference share dividend	$1.40	$0.63	$2.94	$1.70

Weighted average number of ordinary shares outstanding (in millions)	65.447	66.191	65.369	67.601
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	66.700	69.291	66.646	71.087

Book value per ordinary share	$45.81	$39.98	$45.81	$39.98
Diluted book value per ordinary share	$44.84	$38.86	$44.84	$38.86

Ordinary shares outstanding at end of the period (in millions)	65.463	67.003	65.463	67.003
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	66.871	68.934	66.871	68.934

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Average shareholders' equity	$3,470.5	$3,339.6	$3,409.7	$3,382.1
Average non-controlling interest	0.2	—	0.2	—
Average preference shares	(555.8)	(543.7)	(555.8)	(528.5)
Average ordinary shareholders' equity	$2,914.9	$2,795.9	$2,854.1	$2,853.6
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	4.2%	1.1%	8.1%	4.0%
Operating income adjusted for preference share dividend and non-controlling interest	3.2%	1.6%	6.9%	4.3%
Annualized return on average equity:
Net income	16.8%	4.4%	16.2%	8.0%
Operating income	12.8%	6.4%	13.8%	8.6%
Components of return on average equity:
Return on average equity from underwriting activity (1)	2.3%	0.6%	4.9%	2.3%
Return on average equity from investment and other activity (2)	1.1%	1.1%	2.2%	2.2%
Pre-tax operating income return on average equity	3.4%	1.7%	7.2%	4.6%
Post-tax operating income return on average equity (3)	3.2%	1.6%	6.9%	4.3%

See page 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.
(3) Calculated by using operating income after-tax adjusted for preference share dividends.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$298.4	$480.9	$779.3	$298.6	$388.7	$687.3
Net written premiums	286.9	399.5	686.4	288.6	324.1	612.7
Gross earned premiums	289.7	404.5	694.2	288.4	331.3	619.7
Net earned premiums	278.8	337.4	616.2	275.8	268.2	544.0
Losses and loss adjustment expenses	125.0	212.1	337.1	158.4	175.0	333.4
Amortization of deferred policy acquisition costs	49.8	59.1	108.9	56.6	50.6	107.2
General and administrative expenses	35.8	51.1	86.9	30.4	42.1	72.5
Underwriting income	$68.2	$15.1	$83.3	$30.4	$0.5	$30.9
Net investment income			46.1			45.9
Net realized and unrealized investment gains (1)			25.2			0.2
Corporate expenses			(16.6)			(15.2)
Non-recurring corporate expenses			(5.3)			—
Other income			2.0			0.9
Interest expense			(7.3)			(7.8)
Net realized and unrealized foreign exchange gains/(losses) (2)			9.6			(13.8)
Income before tax			$137.0			$41.1
Income tax expense			(6.2)			(1.0)
Net income			$130.8			$40.1
Ratios
Loss ratio	44.8%	62.9%	54.7%	57.4%	65.2%	61.3%
Policy acquisition expense ratio	17.9%	17.5%	17.7%	20.5%	18.9%	19.7%
General and administrative expense ratio (3)	12.8%	15.1%	17.7%	11.0%	15.7%	16.1%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	12.8%	15.1%	16.8%	11.0%	15.7%	16.1%
Expense ratio	30.7%	32.6%	35.4%	31.5%	34.6%	35.8%
Expense ratio (excluding non-recurring corporate expenses)	30.7%	32.6%	34.5%	31.5%	34.6%	35.8%
Combined ratio	75.5%	95.5%	90.1%	88.9%	99.8%	97.1%
Combined ratio (excluding non-recurring corporate expenses)	75.5%	95.5%	89.2%	88.9%	99.8%	97.1%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$770.6	$864.2	$1,634.8	$738.2	$722.5	$1,460.7
Net written premiums	729.5	654.4	1,383.9	689.1	520.6	1,209.7
Gross earned premiums	568.2	778.1	1,346.3	560.3	644.2	1,204.5
Net earned premiums	545.5	637.2	1,182.7	532.5	522.4	1,054.9
Losses and loss adjustment expenses	235.4	389.8	625.2	272.7	329.4	602.1
Amortization of deferred policy acquisition costs	100.2	120.7	220.9	111.9	99.9	211.8
General and administrative expenses	68.6	97.0	165.6	62.6	84.5	147.1
Underwriting income	$141.3	$29.7	$171.0	$85.3	$8.6	$93.9
Net investment income			95.6			94.2
Net realized and unrealized investment gains (1)			33.5			16.0
Corporate expenses			(30.5)			(27.2)
Non-recurring corporate expenses			(8.3)			—
Other income			1.9			1.4
Interest expense			(14.7)			(15.5)
Net realized and unrealized foreign exchange gains/(losses) (2)			12.7			(24.0)
Income before tax			$261.2			$138.8
Income tax expense			(10.0)			(6.9)
Net income			$251.2			$131.9
Ratios
Loss ratio	43.2%	61.2%	52.9%	51.2%	63.1%	57.1%
Policy acquisition expense ratio	18.4%	18.9%	18.7%	21.0%	19.1%	20.1%
General and administrative expense ratio (3)	12.6%	15.2%	17.3%	11.8%	16.2%	16.5%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	12.6%	15.2%	16.6%	11.8%	16.2%	16.5%
Expense ratio	31.0%	34.1%	36.0%	32.8%	35.3%	36.6%
Expense ratio (excluding non-recurring corporate expenses)	31.0%	34.1%	35.3%	32.8%	35.3%	36.6%
Combined ratio	74.2%	95.3%	88.9%	84.0%	98.4%	93.7%
Combined ratio (excluding non-recurring corporate expenses)	74.2%	95.3%	88.1%	84.0%	98.4%	93.7%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Gross written premiums	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Net written premiums	286.9	442.6	174.5	218.4	288.6	400.5
Gross earned premiums	289.7	278.5	297.7	268.6	288.4	271.9
Net earned premiums	278.8	266.7	284.8	255.7	275.8	256.7
Net losses and loss adjustment expenses	125.0	110.4	86.8	122.2	158.4	114.3
Amortization of deferred policy acquisition costs	49.8	50.4	46.2	49.1	56.6	55.3
General and administrative expenses	35.8	32.8	33.8	34.6	30.4	32.2
Underwriting income	$68.2	$73.1	$118.0	$49.8	$30.4	$54.9
Ratios
Loss ratio	44.8%	41.4%	30.5%	47.8%	57.4%	44.5%
Policy acquisition expense ratio	17.9%	18.9%	16.2%	19.2%	20.5%	21.5%
General and administrative expense ratio	12.8%	12.3%	11.9%	13.5%	11.0%	12.5%
Expense ratio	30.7%	31.2%	28.1%	32.7%	31.5%	34.0%
Combined ratio	75.5%	72.6%	58.6%	80.5%	88.9%	78.5%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Gross written premiums	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8
Net written premiums	399.5	254.9	373.5	323.6	324.1	196.5
Gross earned premiums	404.5	373.6	366.1	356.5	331.3	312.9
Net earned premiums	337.4	299.8	287.8	288.6	268.2	254.2
Net losses and loss adjustment expenses	212.1	177.7	244.6	168.0	175.0	154.4
Amortization of deferred policy acquisition costs	59.1	61.6	53.5	61.4	50.6	49.3
General and administrative expenses	51.1	45.9	51.9	49.5	42.1	42.4
Underwriting income/(loss)	$15.1	$14.6	$(62.2)	$9.7	$0.5	$8.1
Ratios
Loss ratio	62.9%	59.3%	85.0%	58.2%	65.2%	60.7%
Policy acquisition expense ratio	17.5%	20.5%	18.6%	21.3%	18.9%	19.4%
General and administrative expense ratio	15.1%	15.3%	18.0%	17.2%	15.7%	16.7%
Expense ratio	32.6%	35.8%	36.6%	38.5%	34.6%	36.1%
Combined ratio	95.5%	95.1%	121.6%	96.7%	99.8%	96.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Reinsurance
Property Catastrophe Reinsurance	$91.6	$168.8	$6.8	$37.8	$83.2	$145.5
Other Property Reinsurance	89.8	102.4	61.5	70.8	91.0	79.5
Casualty Reinsurance	60.6	113.3	55.0	68.6	63.4	125.3
Specialty Reinsurance	56.4	87.7	52.9	42.3	61.0	89.3
Total Reinsurance	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Insurance
Property, Casualty and Programs Insurance	$221.3	$176.3	$181.5	$164.6	$176.8	$131.2
Marine, Aviation and Energy Insurance	153.6	131.7	129.9	112.9	143.8	136.8
Financial and Professional Lines Insurance	106.0	75.3	116.8	84.6	68.1	65.8
Total Insurance	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8

Total Gross Written Premiums	$779.3	$855.5	$604.4	$581.6	$687.3	$773.4
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$80.9	$147.9	$6.3	$37.6	$75.2	$124.0
Other Property Reinsurance	88.3	96.6	61.1	70.8	89.8	65.6
Casualty Reinsurance	61.5	111.4	54.2	67.7	62.6	123.1
Specialty Reinsurance	56.2	86.7	52.9	42.3	61.0	87.8
Total Reinsurance	$286.9	$442.6	$174.5	$218.4	$288.6	$400.5
Insurance
Property, Casualty and Programs Insurance	$171.0	$101.5	$141.4	$147.2	$157.1	$67.2
Marine, Aviation and Energy Insurance	131.1	119.5	118.5	107.1	102.7	126.4
Financial and Professional Lines Insurance	97.4	33.9	113.6	69.3	64.3	2.9
Total Insurance	$399.5	$254.9	$373.5	$323.6	$324.1	$196.5

Total Net Written Premiums	$686.4	$697.5	$548.0	$542.0	$612.7	$597.0
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$62.7	$62.4	$64.0	$60.4	$65.1	$58.7
Other Property Reinsurance	81.5	79.2	73.0	62.5	79.1	71.0
Casualty Reinsurance	78.8	72.2	84.8	78.9	75.2	66.6
Specialty Reinsurance	55.8	52.9	63.0	53.9	56.4	60.4
Total Reinsurance	$278.8	$266.7	$284.8	$255.7	$275.8	$256.7
Insurance
Property, Casualty and Programs Insurance	$146.9	$119.5	$113.2	$112.8	$105.5	$101.6
Marine, Aviation and Energy Insurance	119.9	115.1	117.7	123.3	116.8	101.6
Financial and Professional Lines Insurance	70.6	65.2	56.9	52.5	45.9	51.0
Total Insurance	$337.4	$299.8	$287.8	$288.6	$268.2	$254.2

Total Net Earned Premiums	$616.2	$566.5	$572.6	$544.3	$544.0	$510.9

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Six Months Ended June 30,
(in US$ millions)	2014	2013
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	(0.3)	0.2
Net change for the period	0.1	—
End of period	(0.2)	0.2
Additional paid-in capital
Beginning of period	1,297.4	1,516.7
New shares issued	1.8	12.8
Ordinary shares repurchased	(30.9)	(240.1)
Preference shares issued	—	270.4
Preference shares repurchased and cancelled	—	(230.0)
Changes in redemption value	—	7.1
Share-based compensation	8.4	9.8
End of period	1,276.7	1,346.7
Retained earnings
Beginning of period	1,783.3	1,544.0
Net income for the period	251.2	131.9
Dividends paid on ordinary and preference shares	(43.7)	(40.4)
Change in redemption value	—	(7.1)
Proportion due to non-controlling interest	(0.1)	—
End of period	1,990.7	1,628.4
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	88.6	112.7
Change for the period	18.0	(24.4)
End of period	106.6	88.3
Loss on derivatives:
Beginning of period	—	(0.5)
Reclassification to interest payable	—	0.2
End of period	—	(0.3)
Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	130.5	315.2
Change for the period	49.8	(143.7)
End of period	180.3	171.5
Total accumulated other comprehensive income	286.9	259.5

Total shareholders' equity	$3,554.2	$3,234.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2014	2013	2014	2013

Net income	$130.8	$40.1	$251.2	$131.9
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	(1.8)	(4.0)	(2.0)	(10.5)
Change in net unrealized gains and (losses) on available for sale securities held	31.3	(123.5)	51.8	(133.2)
Loss on derivatives reclassified to interest expense	—	0.1	—	0.2
Change in foreign currency translation adjustment	22.8	(18.9)	18.0	(24.4)
Other comprehensive income/(loss)	52.3	(146.3)	67.8	(167.9)
Comprehensive income/(loss)	$183.1	$(106.2)	$319.0	$(36.0)

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2014	2013	2014	2013

Net cash from operating activities	$85.2	$144.7	$297.1	$248.2
Net cash (used in) investing activities	(158.5)	(155.7)	(170.6)	(284.2)
Net cash (used in) financing activities	(21.5)	(2.6)	(72.8)	(227.3)
Effect of exchange rate movements on cash and cash equivalents	(3.7)	(10.2)	(2.1)	(11.4)
(Decrease)/increase in cash and cash equivalents	(98.5)	(23.8)	51.6	(274.7)
Cash at beginning of period	1,443.7	1,212.7	1,293.6	1,463.6
Cash at end of period	$1,345.2	$1,188.9	$1,345.2	$1,188.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2014	For the Twelve Months Ended December 31, 2013

Provision for losses and loss adjustment expenses at the start of the period	$4,678.9	$4,779.7
Reinsurance recoverables	(332.7)	(499.0)
Net loss and loss adjustment expenses at the start of the period	4,346.2	4,280.7

Net loss and loss adjustment expenses disposed	(24.2)	(34.6)
Provision for losses and loss adjustment expenses for claims incurred
Current period	685.2	1,331.4
Prior period release	(60.0)	(107.7)
Total incurred	625.2	1,223.7

Losses and loss adjustment expenses payments for claims incurred	(534.7)	(1,085.1)

Foreign exchange losses/(gains)	23.3	(38.5)

Net loss and loss adjustment expenses reserves at the end of the period	4,435.8	4,346.2
Reinsurance recoverables on unpaid losses at the end of the period	360.0	332.7
Gross loss and loss adjustment expenses reserves at the end of the period	$4,795.8	$4,678.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As of June 30, 2014			As at December 31, 2013
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,639.5	$(54.7)	$2,584.8	$2,707.0	$(60.2)	$2,646.8
Insurance	2,156.3	(305.3)	1,851.0	1,971.9	(272.5)	1,699.4
Total losses and loss adjustment expense reserves	$4,795.8	$(360.0)	$4,435.8	$4,678.9	$(332.7)	$4,346.2

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$30.9	$(2.5)	$28.4	$24.0	$0.1	$24.1
Insurance	(5.3)	8.7	3.4	(9.3)	12.6	3.3
Release in reserves for prior years during the period	$25.6	$6.2	$31.8	$14.7	$12.7	$27.4

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$53.0	$(3.4)	$49.6	$44.1	$0.1	$44.2
Insurance	(4.7)	15.1	10.4	(7.4)	16.8	9.4
Release in reserves for prior years during the period	$48.3	$11.7	$60.0	$36.7	$16.9	$53.6

ASPEN INSURANCE HOLDINGS LIMITED
Worldwide Natural Catastrophe Exposures: Major Peril Zones as at July 1, 2014

1 in 100 year tolerance: 17.5% of total shareholders' equity	1 in 250 year tolerance: 25.0% of total shareholders' equity

Based on shareholders' equity of $3,554.4 million (excluding non-controlling interest) as at June 30, 2014. The estimates reflect Aspen's own view of the modelled maximum losses ("PML's") at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
Marketable Securities - Available For Sale	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
U.S. government securities	$994.0	$1,014.7	$1,020.4	$1,021.1	$1,118.4	$1,175.3
U.S. agency securities	205.0	245.2	269.1	281.5	308.7	314.0
Municipal securities	26.9	33.6	32.8	29.9	33.1	38.0
Corporate securities	2,244.9	2,154.1	2,069.4	2,018.1	2,027.3	2,006.0
Foreign government securities	766.5	735.0	778.9	822.2	755.7	644.6
Asset-backed securities	140.3	130.0	122.3	116.5	86.8	74.5
Bonds backed by foreign government	83.9	91.5	84.6	78.9	87.0	85.3
Mortgage-backed securities	1,065.3	1,117.6	1,191.6	1,176.7	1,125.6	1,155.4
Total fixed income maturities	5,526.8	5,521.7	5,569.1	5,544.9	5,542.6	5,493.1
Short-term investments	335.7	215.5	160.3	148.3	231.7	352.3
Equity securities	142.1	147.4	149.5	163.2	183.2	209.1
Total Available For Sale	$6,004.6	$5,884.6	$5,878.9	$5,856.4	$5,957.5	$6,054.5

Marketable Securities - Trading
U.S. government securities	$12.9	$16.8	$22.0	$31.1	$39.0	$27.7
U.S. agency securities	0.2	0.2	0.2	0.2	0.2	0.2
Municipal securities	1.2	1.2	1.1	0.6	0.6	2.8
Corporate securities	524.5	494.8	474.8	471.0	365.6	395.9
Foreign government securities	139.3	136.4	136.2	136.3	27.5	27.3
Asset-backed securities	11.4	12.3	12.8	6.6	5.7	5.8
Bank loans	81.4	72.7	69.1	72.8	65.2	9.1
Total fixed income maturities	770.9	734.4	716.2	718.6	503.8	468.8
Short-term investments	14.0	—	—	0.2	10.6	0.8
Equity securities	432.1	360.4	310.9	278.3	229.9	205.0
Catastrophe bonds	30.0	18.0	5.8	—	—	—
Total Trading	$1,247.0	$1,112.8	$1,032.9	$997.1	$744.3	$674.6

Other Investments	$8.7	$8.7	$48.0	$46.1	$44.9	$45.0

Cash	1,345.2	1,443.7	1,293.6	1,198.3	1,188.9	1,212.7
Accrued interest	49.7	46.5	47.9	48.5	48.3	45.0
Total Cash and Accrued Interest	$1,394.9	$1,490.2	$1,341.5	$1,246.8	$1,237.2	$1,257.7

Total Cash and Investments	$8,655.2	$8,496.3	$8,301.3	$8,146.4	$7,983.9	$8,031.8

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Net investment income from fixed income investments and cash	$42.0	$44.1	$44.8	$42.0	$42.0	$45.0
Net investment income from equity securities	4.1	5.4	2.4	3.0	3.9	3.3
Net investment income	46.1	49.5	47.2	45.0	45.9	48.3

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	29.4	10.2	19.4	17.7	(6.6)	15.2
Net realized investment (losses)/gains from the interest rate swaps	(3.5)	(1.9)	(0.5)	(4.3)	6.8	0.6
Realized loss on the debt extinguishment	—	—	(9.3)	—	—	—
Other-than-temporary impairment charges	(0.7)	—	—	—	—	—
Net realized and unrealized investment gains	25.2	8.3	9.6	13.4	0.2	15.8

Change in unrealized gains/(losses) on available for sale investments (gross of tax)	33.4	22.6	(41.1)	(9.7)	(138.4)	(17.5)
Total return/(loss) on investments	$104.7	$80.4	$15.7	$48.7	$(92.3)	$46.6

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.61%	2.68%	2.74%	2.82%	2.71%	2.80%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.4 years	3.5 years	3.5 years	3.5 years	3.4 years	3.2 years

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Net assets	$3,554.2	$3,386.8	$3,299.6	$3,271.1	$3,234.9	$3,339.6
Less: Preference shares	(555.8)	(555.8)	(555.8)	(555.6)	(555.6)	(508.1)
Less: Non-controlling interest	0.2	0.2	0.3	0.1	(0.2)	(0.2)
Total	$2,998.6	$2,831.2	$2,744.1	$2,715.6	$2,679.1	$2,831.3

Ordinary shares outstanding (in millions)	65.463	65.419	65.547	65.701	67.003	65.634
Ordinary shares and dilutive potential ordinary shares (in millions)	66.871	66.281	67.090	67.171	68.934	69.611

Book value per ordinary share	$45.81	$43.28	$41.87	$41.33	$39.98	$43.14
Diluted book value per ordinary share	$44.84	$42.72	$40.90	$40.43	$38.86	$40.67

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Six Months Ended
(in US$ millions except where stated)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Net income as reported	$130.8	$40.1	$251.2	$131.9
Changes in redemption value of the PIERS	—	(7.1)	—	(7.1)
Net change attributable to non-controlling interest	—	—	(0.1)	—
Preference share dividends	(9.4)	(8.0)	(18.9)	(16.6)
Net income available to ordinary shareholders	121.4	25.0	232.2	108.2
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(8.2)	12.0	(10.8)	21.5
Net realized (gains)/losses on investments	(25.1)	0.1	(33.2)	(15.5)
Changes in redemption value of the PIERS	—	7.1	—	7.1
Non-recurring corporate expenses	5.3	—	8.3	—
Operating income after tax available to ordinary shareholders	93.4	44.2	196.5	121.3

Tax expense on operating income	4.7	2.5	7.9	8.9
Operating income before tax available to ordinary shareholders	$98.1	$46.7	$204.4	$130.2

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.85	$0.38	$3.55	$1.60
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.13)	0.18	(0.17)	0.32
Net realized (gains) on investments	(0.38)	—	(0.51)	(0.23)
Changes in redemption value of the PIERS	—	0.11	—	0.11
Non-recurring corporate expenses	0.08	—	0.13	—
Operating income adjusted for preference shares dividends and non-controlling interest	$1.42	$0.67	$3.00	$1.80

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.82	$0.36	$3.48	$1.52
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.12)	0.17	(0.16)	0.30
Net realized (gains) on investments	(0.38)	—	(0.50)	(0.22)
Changes in redemption value of the PIERS	—	0.10	—	0.10
Non-recurring corporate expenses	0.08	—	0.12	—
Operating income adjusted for preference shares dividends and non-controlling interest	$1.40	$0.63	$2.94	$1.70

A-1

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Prior Lines of Business
(in US$ millions)
Gross Written Premiums	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Reinsurance
Property Catastrophe Reinsurance	$91.6	$168.8	$6.8	$37.8	$83.2	$145.5
Other Property Reinsurance	89.8	102.4	61.5	70.8	91.0	79.5
Casualty Reinsurance	60.6	113.3	55.0	68.6	63.4	125.3
Specialty Reinsurance	56.4	87.7	52.9	42.3	61.0	89.3
Total Reinsurance	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Insurance
Property Insurance	$85.6	$63.0	$54.6	$52.8	$74.0	$54.6
Casualty Insurance	88.5	61.3	83.1	74.7	63.9	43.7
Marine, Energy and Transportation Insurance	153.6	131.7	129.9	112.9	143.8	136.8
Financial and Professional Lines Insurance	106.0	75.3	116.8	84.6	68.1	65.8
Programs	47.2	52.0	43.8	37.1	38.9	32.9
Total Insurance	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8

Total Gross Written Premiums	$779.3	$855.5	$604.4	$581.6	$687.3	$773.4
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$80.9	$147.9	$6.3	$37.6	$75.2	$124.0
Other Property Reinsurance	88.3	96.6	61.1	70.8	89.8	65.6
Casualty Reinsurance	61.5	111.4	54.2	67.7	62.6	123.1
Specialty Reinsurance	56.2	86.7	52.9	42.3	61.0	87.8
Total Reinsurance	$286.9	$442.6	$174.5	$218.4	$288.6	$400.5
Insurance
Property Insurance	$54.6	$16.6	$48.2	$50.9	$67.1	$16.3
Casualty Insurance	74.3	41.4	63.2	61.6	56.2	24.6
Marine, Energy and Transportation Insurance	131.1	119.5	118.5	107.1	102.7	126.4
Financial and Professional Lines Insurance	97.4	33.9	113.6	69.3	64.3	2.9
Programs	42.1	43.5	30.0	34.7	33.8	26.3
Total Insurance	$399.5	$254.9	$373.5	$323.6	$324.1	$196.5

Total Net Written Premiums	$686.4	$697.5	$548.0	$542.0	$612.7	$597.0
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$62.7	$62.4	$64.0	$60.4	$65.1	$58.7
Other Property Reinsurance	81.5	79.2	73.0	62.5	79.1	71.0
Casualty Reinsurance	78.8	72.2	84.8	78.9	75.2	66.6
Specialty Reinsurance	55.8	52.9	63.0	53.9	56.4	60.4
Total Reinsurance	$278.8	$266.7	$284.8	$255.7	$275.8	$256.7
Insurance
Property Insurance	$54.7	$42.3	$42.4	$46.2	$44.1	$45.7
Casualty Insurance	53.3	49.6	40.7	44.5	40.7	34.6
Marine, Energy and Transportation Insurance	119.9	115.1	117.7	123.3	116.8	101.6
Financial and Professional Lines Insurance	70.6	65.2	56.9	52.5	45.9	51.0
Programs	38.9	27.6	30.1	22.1	20.7	21.3
Total Insurance	$337.4	$299.8	$287.8	$288.6	$268.2	$254.2

Total Net Earned Premiums	$616.2	$566.5	$572.6	$544.3	$544.0	$510.9

A-2